Statement of Additional Information Supplement
October 6, 1997*

IDS Discovery Fund, Inc. (September 29, 1997)        S-6457-20(9/97)

         The following policy in the section titled "Additional Investment Policies" has been deleted:

         "Buy on margin or sell short, but it may make margin payments in connection with transactions in stock index futures contracts."

         The above-mentioned policy has been replaced with the following policy in the same section:

         "Buy on margin, but it may make margin payments in connection with transactions in stock index futures contracts."

         S-6457-21 A(10/97)


         Valid until next statement of additional information update

         *Destroy October 1, 1998